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                                                                    EXHIBIT 10.6

                                   AGREEMENT
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     INTEGRAL CORPORATION is pleased to appoint CHANNELL COMMERCIAL CORPORATION, and its agents, 620 West Foothill Boulevard, Glendora, California 91740, as our sales representative effective September 1, 1982, covering the following territory:

(AMENDMENT "A"  Cable Television - All sales to Franchise Operators, Contractors
- --------------  ----------------------------------------------------------------
or Distributors in the United States and/or Possessions.
- ----------------========================================

     This Agreement covers the sales of all Integral products including but not limited to Coaxial Cablecon sold in the territory outlined above.

     A commission of five (5) percent of the net sales will be paid by Integral Corporation upon invoicing of the product(s) to the aforementioned customer(s). However, if payment is not received within 120 days after invoicing, commission paid on the delinquent invoice will be deducted from the representative's account, and re-paid upon receipt of payment to Integral Corporation.

     In the event representative services his or other territories by operating a warehouse utilizing Integral Corporation's products on a consigned basis, a three (3) percent warehouse commission will be paid on the invoice amount of the individual field warehouse shipment. The representative agrees to conduct a physical inventory on a biannual basis of any consigned stock and report this inventory to Integral Corporation.
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If consigned stock is to be moved from a representatives warehouse, representative agrees to give all possible assistance, including personnel and equipment, to facilitate the transfer.

Limited Liability
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     The representative is in fact and in law an independent contractor and has no power to bind Integral Corporation in any regard to third parties.
Attachment "A" (Integral Corporation's Terms and Conditions of Sale) contains Integral Corporation's warranty of its products and all orders accepted by Integral Corporation shall be covered by these terms and conditions of sale. Integral Corporation neither assumes or authorizes any other person to assume for it any other liability in connection therewith.

(AMENDMENT "B")
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Mutually Exclusive Agreement
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     During the terms of this Agreement, Integral Corporation agrees not to represent, manufacture or sell any product that is competitive to any product that representative manufactures, represents, or sells. Integral Corporation further agrees that during the term of this Agreement, Channell Commercial Corporation shall have the exclusive right to sell Integral Corporation products in the territory outlined above.

     Representative agrees not to represent, manufacture, or sell any product that is competitive to any product that Integral Corporation represents, manufactures, or sells during the term of this Agreement.

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Termination
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     The termination date of this Agreement shall be ninety (90) days after written notice is given to the other party.
          If representative terminates this Agreement:
               1.  Representative will continue to solicit orders for Integral
                   Corporation during the ninety (90) day's notice given.
               2.  Integral Corporation will continue to pay five (5) percent commission to representative on the net sales invoiced
                   during the ninety (90) day's notice given.
          If Integral Corporation terminates this Agreement:
               1. Representative will continue to solicit orders for six (6) months after the termination date.
(AMENDMENT "C")
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               2.  Integral Corporation will continue to pay five (5) percent
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                   commission to representative on the net sales invoiced for
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                   six (6) months after the termination date.
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(AMENDMENT "D")
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               3.  Integral Corporation shall pay a commission of three (3)
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                   percent to representative on the net sales invoiced as a
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                   result of orders entered by representative prior to the end
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                   of six (6) months from the termination date as long as these
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                   sales are invoiced during the period between six (6) months
                   ===========================================================

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                    from the termination date to two (2) years from the
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                    termination date.
                    =================

(AMENDMENT "E")
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Non-Competition
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     Upon termination of this Agreement by either party, for any reason whatsoever, Channell Commercial Corporation shall not compete, directly or indirectly with Integral Corporation in any product line that is represented, manufactured or sold by Integral Corporation on the date of termination of this Agreement, or that had been represented, manufactured, or sold by Integral Corporation for one (1) year prior to the termination of this Agreement, within the territory began during the term of this Agreement, for a period of two (2) years after the date of termination of this Agreement. This non-compete clause shall be construed as an Agreement independent of any other provision of this Agreement; and the existence of any claim or cause of action of Channell Commercial Corporation against Integral Corporation, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Integral Corporation of the non-compete section.

     Upon termination of this Agreement by either party, for any reason whatsoever, Integral Corporation shall not compete, directly or indirectly with Channell Commercial Corporation in any product line that is represented, manufactured, or sold by Channell Commercial Corporation other than products represented under this Agreement on the date of termination of this Agreement, or that had been represented, manufactured, or sold by Channell Commercial Corporation for one (1) year prior to the termination of this Agreement, within the territory begun during the term of this Agreement, for a period of two (2) years after the date of termination of this

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Agreement.  This non-compete clause shall be construed as an Agreement independent of any other provision of this Agreement; and the existence of any claim or cause of action of Integral Corporation against Channell Commercial Corporation, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Channell Commercial Corporation of this non-compete section.

     This Agreement, signed this 30th day of September, 1982, shall be construed under the laws of the State of Texas.

INTEGRAL CORPORATION              CHANNELL COMMERCIAL CORPORATION

/s/ James L. Gray                 /s/ William H. Channell, Sr.
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James L. Gray, President          William H. Channell, President


/s/ G. Paul Hagist                /s/ William H. Channell, Jr.
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G. Paul Hagist                    William H. Channell, Jr.
Vice President of Marketing       Product Promotion

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(AMENDMENT "A")
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  Cable Television  -  All sales to Franchise Operators, Contractors or
                       Distributors in the United States and Canada and/or either countries possessions.

  Telephone         -  All sales to Operators, Contractors or Distributors in
                       Canada and/or possessions.

(AMENDMENT "B")
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     Integral Corporation holds Channell Commercial harmless if a liability or personal injury lawsuit is filed against them. It will be Integral's responsibility to solely supply all legal council if Channell is named as a co-defendant on any lawsuits. Furthermore, if a lawsuit does arise, Integral Corporation will represent both parties equally and will not hold Channell liable for any financial judgment that is levied against it. This does not apply if Channell has erred by making unauthorized promises or erroneous statements without Integral's permission.

(AMENDMENT "C")
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     2.   Integral Corporation will continue to pay five (5) percent commission to representative on the net sales invoiced for twelve (12) months after the termination date.

          Channell must achieve a mutually agreed to "reasonable forecast" in order to receive post separation commissions past six (6) months beyond termination. Channell must actively promote Cablecon during the entire period that commissions are paid. Integral makes the final decision in case there is a conflict regarding the volumes comprising a "reasonable forecast".

          In any case Channell is protected on commissionable volumes not to exceed their last full year's activity.

(AMENDMENT "D")
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     3.   Integral Corporation will pay a commission of three (3) percent to
          Channell on the net sales invoiced twelve (12) months after the termination date until the end of month twenty-four (24). After two
          (2) years from the termination date Integral Corporation will have no financial obligation to Channell.

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(AMENDMENT "E")
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Major change in stockholder control or company acquisition:
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     If Integral Corporation is sold or 51% of its outstanding shares of stock are no longer controlled by James L. Gray, then Channell Commercial will have three options:

     1) Ratify this existing contract with the new controlling identity at Integral.

     2)   Renegotiate a new contract with this identity, or

     3) Give notice of resignation and be paid as outlined in Amendments C (2) and D (3). Channell is protected on commissionable volumes not to exceed their last full year of activity.

     If Channell Commercial is sold or 51% of its outstanding shares are no longer controlled by either William H. Channell, Sr. or William H. Channell, Jr. then Integral will have three options:

     1) Ratify this existing contract with the new controlling identity at Channell.

     2)  Renegotiate a new contract with this identity, or

     3) Withdraw support of new managements plans and only continue to pay 5% for one complete calendar year.


INTEGRAL CORPORATION                 CHANNELL COMMERCIAL CORPORATION


/s/ James L. Gray                    /s/ William H. Channell
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James L. Gray, President             William H. Channell, President